Page 16 of 17 Pages


                                    EXHIBIT D

                             JOINT FILING AGREEMENT

The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of Apex Silver Mines Limited dated as of February 11, 1999 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.



Date:    February 12, 1999                   QUANTUM INDUSTRIAL PARTNERS LDC


                                             By:  /S/ MICHAEL C. NEUS
                                                  -----------------------------
                                                  Michael C. Neus
                                                  Attorney-in-Fact


Date:    February 12, 1999                  QIH MANAGEMENT INVESTOR, L.P.

                                            By:      QIH MANAGEMENT, INC.,
                                                     its General Partner

                                             By:  /S/ MICHAEL C. NEUS
                                                  -----------------------------
                                                  Michael C. Neus
                                                  Vice President


Date:    February 12, 1999                  QIH MANAGEMENT, INC.

                                             By:  /S/ MICHAEL C. NEUS
                                                  -----------------------------
                                                  Michael C. Neus
                                                  Vice President


Date:    February 12, 1999                   SOROS FUND MANAGEMENT LLC

                                             By:  /S/ MICHAEL C. NEUS
                                                  -----------------------------
                                                  Michael C. Neus
                                                  Assistant General Counsel


Date:    February 12, 1999                   GEORGE SOROS

                                             By:  /S/ MICHAEL C. NEUS
                                                  -----------------------------
                                                  Michael C. Neus
                                                  Attorney-in-Fact




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                                                             Page 17 of 17 Pages


Date:    February 12, 1999                   GEOSOR CORPORATION

                                             By:  /S/ MICHAEL C. NEUS
                                                  -----------------------------
                                                  Michael C. Neus
                                                  Assistant Secretary


Date:    February 12, 1999                  STANLEY F. DRUCKENMILLER


                                             By:  /S/ MICHAEL C. NEUS
                                                  -----------------------------
                                                  Michael C. Neus
                                                  Attorney-in-Fact